Other assets and liabilities F.4.2. Non-current provisions and other liabilities (Details) - USD ($) $ in Millions	Dec. 31, 2021		Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Non-current legal provisions	$ 22		$ 30
Long-term portion of asset retirement obligations	177		107
Long-term portion of deferred income on tower sale and leasebacks recognized under IAS 17	46		57
Long-term employment obligations	56		67
Other non-current liabilities	63		67
Non-current provisions	$ 364	[1]	$ 328

[1]	The assets and liabilities of Tigo Guatemala are fully consolidated since the acquisition of the remaining 45% shareholding on November 12, 2021. See note A.1.2. for further details. As a result, numbers might not be directly comparable with previous years' figures.